EXHIBIT 10.14

                                IRREVOCABLE PROXY
                                -----------------

           KNOW ALL PERSONS BY THESE PRESENTS that the undersigned does hereby make, constitute and appoint Oded Bashan, its true and lawful attorney, for it and in its name, place and stead, to act as its proxy in respect of all of the Ordinary Shares of On Track Innovations Ltd., an Israeli company (hereinafter referred to as the "Company"), which it now or hereafter may own or hold, including, without limitation, the right, on its behalf, to demand the call by any proper officer of the Company pursuant to the provisions of its articles of association, memorandum of association or other organizational documents and as permitted by law of a meeting of its shareholders and at any meeting of shareholders, annual, general or special, to vote for the transaction of any and all business that may come before such meeting, or at any adjournment thereof, including, without limitation, the right to vote for the sale of all or any part of the assets of the Company and/or the liquidation and dissolution of the Company; giving and granting to his said attorney full power and authority to do and perform each and every act and thing whether necessary or desirable to be done in and about the premises, as fully as it might or could do if personally present with full power of substitution, appointment and revocation, hereby ratifying and confirming all that its said attorneys shall do or cause to be done by virtue hereof. Notwithstanding the foregoing, this Proxy shall not extend to any votes or acts in which the shares subject hereto could not be legally voted under any applicable law or regulation.

           This Proxy is given to Oded Bashan in consideration of the performance of the Note and Warrant Purchase Agreement dated the date hereof, by and between the undersigned and other lenders and the Company, and this Proxy shall not be revocable or revoked by the undersigned and shall be binding upon his successors and assigns, provided, however, that this Proxy shall be null and void and shall have no force and effect, in respect of such Ordinary Shares (and no other securities) so sold by the undersigned in an arm's length sale (in good faith) to a party other than an Affiliate (as defined in Rule 144 under the Securities Act of 1933, as amended) below) of the Lender providing this Proxy. This Proxy may not be assigned by Oded Bashan.

           The undersigned shall execute and deliver such additional documents and instruments as the Company or Oded Bashan may require to confirm the grant hereby, including, without limitation, such instruments as may be necessary or appropriate under Israeli law; provided that under no circumstances shall the undersigned be required to deliver any of its Ordinary Shares or provide stock powers in connection with this proxy.

           IN WITNESS WHEREOF, the undersigned has executed this Irrevocable Proxy this 8th day of September, 2003.


                          PLATINUM PARTNER VALUE ARBITRAGE FUND LP

                          By: /s/ Frank Giorgio
                          Name: Frank Giorgio
                          Title: Chief Financial Officer